                                                                    Exhibit 99.3

USA INTERACTIVE
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS, ROUNDING DIFFERENCES MAY EXIST

                                   ------------------------------------------------------------------------------------------------
                                                                                             PRO FORMA 2001 (a)
                                   ------------------------------------------------------------------------------------------------
                                                 OPERATING
                                              EXPENSES, EX. D&A,                                AMORTIZATION
                                                DISENGAGEMENT &    ADJUSTED                       OF CABLE         AMORTIZATION
                                   REVENUE    NONRECURRING ITEMS    EBITDA      DEPRECIATION  DISTRIBUTION FEES  OF NON-CASH ITEMS
                                   -------    ------------------   --------     ------------  -----------------  -----------------
OPERATING BUSINESSES:
  HSN - U.S.                       $ 1,557         $(1,335)        $   222         $   (49)        $   (42)        $   (49)
  Ticketing                            580            (473)            106             (23)             --             (41)
  Personals                             49             (33)             17              (2)             --              (6)
  Hotels.com                           536            (455)             81              (2)             --             (18)
  Expedia                              297            (236)             61             (11)             --             (63)
  Interval                             N/A             N/A             N/A             N/A             N/A              --
  PRC                                  299            (264)             34             (31)             --              --
  Corporate expense and
    other adjustments                   --             (31)            (31)             (5)             --             (19)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $ 3,318         $(2,828)        $   490         $  (123)        $   (42)        $  (196)

EMERGING BUSINESSES:                    --
  Citysearch                            46             (90)            (43)             (7)             --             (80)
  International TV shopping
    and other                          273            (298)            (26)             (4)             (2)             (2)
  ECS/Styleclick                        34             (88)            (54)             (9)             --              (0)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $   353         $  (476)           (123)        $   (20)        $    (2)        $   (82)

  Disengaged HSN homes                 102             (91)             11              --              --              --
  Intersegment elimination              (7)              7              --              --              --              --
                                   -------         -------         -------         -------         -------         -------
  TOTAL                            $ 3,766         $(3,387)        $   379         $  (142)        $   (44)        $  (278)
                                   =======         =======         =======         =======         =======         =======

                                     -------------------------------------------

                                     -------------------------------------------

                                          HSN
                                     DISENGAGEMENT   NON-RECURRING     OPERATING
                                         COSTS          ITEMS (B)       INCOME
                                     -------------   -------------     ---------
OPERATING BUSINESSES:
  HSN - U.S.                           $    (4)        $    (1)        $    77
  Ticketing                                 --              --              42
  Personals                                 --              --               9
  Hotels.com                                --              --              62
  Expedia                                   --              --             (13)
  Interval                                 N/A             N/A             N/A
  PRC                                       --              (9)             (6)
  Corporate expense and
    other adjustments                       --              (3)            (59)
                                       -------         -------         -------
    Subtotal                           $    (4)        $   (13)        $   113

EMERGING BUSINESSES:
  Citysearch                                --              (1)           (131)
  International TV shopping
    and other                               --              (2)            (35)
  ECS/Styleclick                            --             (11)            (73)
                                       -------         -------         -------
    Subtotal                           $    --         $   (13)        $  (240)

  Disengaged HSN homes                      --              --              11
  Intersegment elimination                  --              --              --
                                       -------         -------         -------
  TOTAL                                $    (4)        $   (26)        $  (116)
                                       =======         =======         =======

                                   ------------------------------------------------------------------------------------------------
                                                                                             PRO FORMA 2002 (a)
                                   ------------------------------------------------------------------------------------------------
                                                 OPERATING
                                              EXPENSES, EX. D&A,                                AMORTIZATION
                                                DISENGAGEMENT &    ADJUSTED                       OF CABLE         AMORTIZATION
                                   REVENUE    NONRECURRING ITEMS    EBITDA      DEPRECIATION  DISTRIBUTION FEES  OF NON-CASH ITEMS
                                   -------    ------------------   --------     ------------  -----------------  -----------------
OPERATING BUSINESSES:
  HSN - U.S.                       $ 1,613         $(1,341)        $   272         $   (53)        $   (52)        $   (49)
  Ticketing                            655            (507)            148             (29)             --             (41)
  Personals                            125             (89)             36              (8)             --              (6)
  Hotels.com                           945            (814)            131              (3)             --             (22)
  Expedia                              589            (415)            174             (16)             --             (64)
  Interval                              39             (35)              4              (2)             --              (7)
  PRC                                  295            (260)             35             (38)             --              --
  Corporate expense and
    other adjustments                   --             (46)            (46)             (7)             --             (12)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $ 4,262         $(3,507)        $   754         $  (156)        $   (52)        $  (200)

EMERGING BUSINESSES:
  Citysearch                            31             (69)            (38)             (8)             --             (55)
  International TV shopping
    and other                          337            (352)            (14)            (10)             (1)             (6)
  ECS/Styleclick                        39             (63)            (24)             (3)             --              (5)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $   407         $  (483)            (76)        $   (20)        $    (1)        $   (66)

  Disengaged HSN homes                  (1)              1              --              --              --              --
  Intersegment elimination             (11)             11              --              --              --              --
                                   -------         -------         -------         -------         -------         -------
  TOTAL                            $ 4,657         $(3,979)        $   678         $  (176)        $   (54)        $  (266)
                                   =======         =======         =======         =======         =======         =======
                                    -------------------------------------------

                                    -------------------------------------------

                                          HSN
                                    DISENGAGEMENT   NON-RECURRING     OPERATING
                                        COSTS          ITEMS (B)       INCOME
                                    -------------   -------------     ---------
OPERATING BUSINESSES:
  HSN - U.S.                          $   (32)        $    --         $    86
  Ticketing                                --              --              78
  Personals                                --              --              23
  Hotels.com                               --              (1)            106
  Expedia                                  --              (2)             92
  Interval                                 --              --              (5)
  PRC                                      --             (35)            (38)
  Corporate expense and
    other adjustments                      --              --             (65)
                                      -------         -------         -------
    Subtotal                          $   (32)        $   (38)        $   276

EMERGING BUSINESSES:
  Citysearch                               --              (6)           (106)
  International TV shopping
    and other                              --             (49)            (81)
  ECS/Styleclick                           --             (29)            (61)
                                      -------         -------         -------
    Subtotal                          $    --         $   (84)        $  (248)

  Disengaged HSN homes                     --              --              --
  Intersegment elimination                 --              --              --
                                      -------         -------         -------
  TOTAL                               $   (32)        $  (122)        $    28
                                      =======         =======         =======

----------
(a) Data for 2001 and 2002 is pro forma for Expedia and Vivendi transactions and the exchange of Holdco shares by Liberty, which closed on February 4, 2002, May 7, 2002, and June 24, 2002, respectively.

(b) Non-recurring items include one time items related to restructuring operations, employee terminations and benefits and a write-down of investments.

(c) See footnotes to quarterly reconciliations for description of non-recurring items.

The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS, ROUNDING DIFFERENCES MAY EXIST

                                   ------------------------------------------------------------------------------------------------
                                                                                                 Q1 2002 (a)
                                   ------------------------------------------------------------------------------------------------
                                                 OPERATING
                                              EXPENSES, EX. D&A,                                AMORTIZATION
                                                DISENGAGEMENT &    ADJUSTED                       OF CABLE         AMORTIZATION
                                   REVENUE    NONRECURRING ITEMS    EBITDA      DEPRECIATION  DISTRIBUTION FEES  OF NON-CASH ITEMS
                                   -------    ------------------   --------     ------------  -----------------  -----------------
OPERATING BUSINESSES:
  HSN - U.S.                       $   395         $  (338)        $    58         $   (12)        $   (12)        $   (12)
  Ticketing                            153            (120)             34              (7)             --             (10)
  Personals                             25             (18)              7              (1)             --              (3)
  Hotels.com                           166            (140)             26              (1)             --              (6)
  Expedia                              116             (81)             35              (3)             --             (16)
  Interval                              --              --              --              --              --              --
  PRC                                   70             (64)              6              (9)             --              --
  Corporate expense and
    other adjustments                   --              (8)             (8)             (1)             --              (2)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $   926         $  (770)        $   156         $   (35)        $   (12)        $   (48)

EMERGING BUSINESSES:
  Citysearch                             7             (18)            (11)             (3)             --             (16)
  International TV shopping
    and other                           65             (70)             (5)             (1)             (1)             (0)
  ECS/Styleclick                        12             (21)             (8)             (1)             --              (0)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $    85         $  (109)            (24)        $    (4)        $    (1)        $   (17)

  Disengaged HSN homes                  --              --              --              --              --              --
  Intersegment elimination              (3)              3              --              --              --              --
                                   -------         -------         -------         -------         -------         -------
  TOTAL                            $ 1,007         $  (876)        $   132         $   (39)        $   (13)        $   (65)
                                   =======         =======         =======         =======         =======         =======
                                     -------------------------------------------

                                     -------------------------------------------

                                          HSN
                                     DISENGAGEMENT    NON-RECURRING     OPERATING
                                         COSTS           ITEMS (B)       INCOME
                                     -------------    -------------     ---------
OPERATING BUSINESSES:
  HSN - U.S.                            $   (12)        $    --         $    10
  Ticketing                                  --              --              17
  Personals                                  --              --               3
  Hotels.com                                 --              --              19
  Expedia                                    --              --              16
  Interval                                   --              --              --
  PRC                                        --              --              (3)
  Corporate expense and
    other adjustments                        --              --             (11)
                                        -------         -------         -------
    Subtotal                            $   (12)        $    --         $    49

EMERGING BUSINESSES:
  Citysearch                                 --              --             (30)
  International TV shopping
    and other                                --              --              (7)
  ECS/Styleclick                             --              --              (9)
                                        -------         -------         -------
    Subtotal                            $    --         $    --         $   (46)

  Disengaged HSN homes                       --              --              --
  Intersegment elimination                   --              --              --
                                        -------         -------         -------
  TOTAL                                 $   (12)        $    --         $     3
                                        =======         =======         =======

                                   ------------------------------------------------------------------------------------------------
                                                                                                Q2 2002 (a)
                                   ------------------------------------------------------------------------------------------------
                                                 OPERATING
                                              EXPENSES, EX. D&A,                                AMORTIZATION
                                                DISENGAGEMENT &    ADJUSTED                       OF CABLE         AMORTIZATION
                                   REVENUE    NONRECURRING ITEMS    EBITDA      DEPRECIATION  DISTRIBUTION FEES  OF NON-CASH ITEMS
                                   -------    ------------------   --------     ------------  -----------------  -----------------
OPERATING BUSINESSES:
  HSN - U.S.                       $   376         $  (314)        $    63         $   (14)        $   (12)        $   (12)
  Ticketing                            175            (132)             44              (7)             --             (10)
  Personals                             30             (20)             10              (2)             --              (1)
  Hotels.com                           230            (197)             33               0              --              (5)
  Expedia                              143             (99)             43              (5)             --             (17)
  Interval                              --              --              --              --              --              --
  PRC                                   72             (64)              8              (9)             --              --
  Corporate expense and
    other adjustments                   --             (10)            (10)             (1)             --               1
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $ 1,026         $  (835)        $   190         $   (37)        $   (12)        $   (45)

EMERGING BUSINESSES:
  Citysearch                             8             (16)             (9)             (2)             --             (13)
  International TV shopping
    and other                           78             (84)             (6)             (2)             (1)             (1)
  ECS/Styleclick                        10             (17)             (6)             (1)             --              (5)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $    96         $  (117)            (21)        $    (5)        $    (1)

  Disengaged HSN homes                  (1)              1              --              --              --              --
  Intersegment elimination              (3)              3              --              --              --              --
                                   -------         -------         -------         -------         -------         -------
  TOTAL                            $ 1,118         $  (948)        $   169         $   (41)        $   (13)        $   (45)
                                   =======         =======         =======         =======         =======         =======
                                    -------------------------------------------

                                    -------------------------------------------

                                          HSN
                                    DISENGAGEMENT   NON-RECURRING     OPERATING
                                        COSTS          ITEMS (B)       INCOME
                                    -------------   -------------     ---------
OPERATING BUSINESSES:
  HSN - U.S.                           $    (6)        $    --         $    18
  Ticketing                                 --              --              27
  Personals                                 --              --               7
  Hotels.com                                --              --              28
  Expedia                                   --              --              22
  Interval                                  --              --              --
  PRC                                       --             (32)            (32)
  Corporate expense and
    other adjustments                       --              --             (10)
                                       -------         -------         -------
    Subtotal                           $    (6)        $   (32)        $    59

EMERGING BUSINESSES:
  Citysearch                                --              --             (23)
  International TV shopping
    and other                               --             (18)            (28)
  ECS/Styleclick                            --             (21)            (33)
                                       -------         -------         -------
    Subtotal                           $    --         $   (39)        $   (85)

  Disengaged HSN homes                      --              --              --
  Intersegment elimination                  --              --              --
                                       -------         -------         -------
  TOTAL                                $    (6)        $   (70)        $   (26)
                                       =======         =======         =======

----------
(a) Data for 2001 and 2002 is pro forma for Expedia and Vivendi transactions and the exchange of Holdco shares by Liberty, which closed on February 4, 2002, May 7, 2002, and June 24, 2002, respectively.

(b) Non-recurring items include restructuring and one-time items related to restructuring operations, costs to shut down certain operations and a write-down of goodwill for PRC.

The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS, ROUNDING DIFFERENCES MAY EXIST

                                   ------------------------------------------------------------------------------------------------
                                                                                                Q3 2002 (a)
                                   ------------------------------------------------------------------------------------------------
                                                 OPERATING
                                              EXPENSES, EX. D&A,                                AMORTIZATION
                                                DISENGAGEMENT &    ADJUSTED                       OF CABLE         AMORTIZATION
                                   REVENUE    NONRECURRING ITEMS    EBITDA      DEPRECIATION  DISTRIBUTION FEES  OF NON-CASH ITEMS
                                   -------    ------------------   --------     ------------  -----------------  -----------------
OPERATING BUSINESSES:
  HSN - U.S.                       $   371         $  (303)        $    67         $   (14)        $   (13)        $   (12)
  Ticketing                            162            (126)             36              (8)             --             (10)
  Personals                             33             (26)              7              (2)             --              (1)
  Hotels.com                           277            (237)             40              (1)             --              (5)
  Expedia                              167            (118)             49              (4)             --             (16)
  Interval                               2              (2)              0              (0)             --              (0)
  PRC                                   75             (65)             10             (10)             --              --
  Corporate expense and
    other adjustments                   --             (11)            (11)             (3)             --              (4)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $ 1,088         $  (889)        $   198         $   (43)        $   (13)        $   (49)

EMERGING BUSINESSES:
  Citysearch                             8             (16)             (8)             (2)             --             (13)
  International TV shopping
    and other                           92             (91)              0              (3)             --              (7)
  ECS/Styleclick                         8             (13)             (5)             (1)             --              (0)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $   107         $  (120)            (13)        $    (6)        $    --         $   (20)

  Disengaged HSN homes                  --              --              --              --              --              --
  Intersegment elimination              (2)              2              --              --              --              --
                                   -------         -------         -------         -------         -------         -------
  TOTAL                            $ 1,192         $(1,007)        $   185         $   (48)        $   (13)        $   (69)
                                   =======         =======         =======         =======         =======         =======

                                    -------------------------------------------

                                    -------------------------------------------

                                          HSN
                                    DISENGAGEMENT   NON-RECURRING     OPERATING
                                        COSTS          ITEMS (B)       INCOME
                                    -------------   -------------     ---------
OPERATING BUSINESSES:
  HSN - U.S.                          $    (5)        $    --         $    24
  Ticketing                                --              --              18
  Personals                                --              --               4
  Hotels.com                               --              (1)             33
  Expedia                                  --              (1)             27
  Interval                                 --              --               0
  PRC                                      --              --              (1)
  Corporate expense and
    other adjustments                      --                             (19)
                                      -------         -------         -------
    Subtotal                          $    (5)        $    (2)        $    88

EMERGING BUSINESSES:
  Citysearch                               --              (1)            (24)
  International TV shopping
    and other                              --             (31)            (41)
  ECS/Styleclick                           --              (4)             (9)
                                      -------         -------         -------
    Subtotal                          $    --         $   (36)        $   (75)

  Disengaged HSN homes                     --              --              --
  Intersegment elimination                 --              --              --
                                      -------         -------         -------
  TOTAL                               $    (5)        $   (38)        $    13
                                      =======         =======         =======

                                   ------------------------------------------------------------------------------------------------
                                                                                                Q4 2002 (a)
                                   ------------------------------------------------------------------------------------------------
                                                 OPERATING
                                              EXPENSES, EX. D&A,                                AMORTIZATION
                                                DISENGAGEMENT &    ADJUSTED                       OF CABLE         AMORTIZATION
                                   REVENUE    NONRECURRING ITEMS    EBITDA      DEPRECIATION  DISTRIBUTION FEES  OF NON-CASH ITEMS
                                   -------    ------------------   --------     ------------  -----------------  -----------------
OPERATING BUSINESSES:
  HSN - U.S.                       $   470         $  (386)        $    84         $   (14)        $   (15)        $   (12)
  Ticketing                            164            (130)             34              (8)             --             (10)
  Personals                             37             (25)             13              (2)             --              (1)
  Hotels.com                           273            (240)             32              (1)             --              (6)
  Expedia                              164            (117)             47              (4)             --             (16)
  Interval                              36             (33)              4              (2)             --              (7)
  PRC                                   78             (66)             12             (10)             --              --
  Corporate expense and
    other adjustments                   --             (17)            (17)             (1)             --              (7)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $ 1,223         $(1,013)        $   210         $   (42)        $   (15)        $   (58)

EMERGING BUSINESSES:
  Citysearch                             8             (18)            (10)             (2)             --             (13)
  International TV shopping
    and other                          103            (106)             (4)             (3)             --               3
  ECS/Styleclick                         9             (13)             (4)             (1)             --              (0)
                                   -------         -------         -------         -------         -------         -------
    Subtotal                       $   120         $  (137)            (17)        $    (6)        $    --         $   (10)

  Disengaged HSN homes                  (0)              0              --              --              --              --
  Intersegment elimination              (3)              3              --              --              --              --
                                   -------         -------         -------         -------         -------         -------
  TOTAL                            $ 1,339         $(1,147)        $   192         $   (48)        $   (15)        $   (69)
                                   =======         =======         =======         =======         =======         =======
                                    -------------------------------------------

                                    -------------------------------------------

                                          HSN
                                    DISENGAGEMENT   NON-RECURRING     OPERATING
                                        COSTS          ITEMS (C)       INCOME
                                    -------------   -------------     ---------
OPERATING BUSINESSES:
  HSN - U.S.                          $    (9)        $    --         $    34
  Ticketing                                --              --              17
  Personals                                --              --               9
  Hotels.com                               --              --              26
  Expedia                                  --              (1)             27
  Interval                                 --              --              (6)
  PRC                                      --              (4)             (2)
  Corporate expense and
    other adjustments                      --              --             (25)
                                      -------         -------         -------
    Subtotal                          $    (9)        $    (5)        $    80

EMERGING BUSINESSES:
  Citysearch                               --              (4)            (29)
  International TV shopping
    and other                              --              --              (4)
  ECS/Styleclick                           --              (5)            (10)
                                      -------         -------         -------
    Subtotal                          $    --         $    (9)        $   (42)

  Disengaged HSN homes                     --                              --
  Intersegment elimination                 --                              --
                                      -------         -------         -------
  TOTAL                               $    (9)        $   (14)        $    37
                                      =======         =======         =======

(a) Data for 2001 and 2002 is pro forma for Expedia and Vivendi transactions and the exchange of Holdco shares by Liberty, which closed on February 4, 2002, May 7, 2002, and June 24, 2002, respectively.

(b) Non-recurring items include restructuring and one-time items related shut down of HSN Italy, costs of contract terminations, write down of investments and costs incurred by the special committees of Expedia and Ticketmaster,.

(c) Non-recurring items include restructuring and one-time items related to restructuring operations, employee terminations and costs incurred by the special committees of Expedia and Ticketmaster, as well as the benefit of certain tax deductions related to Styleclick and Hot Germany, which are considered non-recurring.

The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
RESULTS OF OPERATIONS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

                                                      2001 (a)                                          2002 (a)
                                  -----------------------------------------------  ------------------------------------------------
P&L                                 Q1        Q2        Q3       Q4      YE 12/31     Q1        Q2        Q3        Q4     YE 12/31
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
Revenues, net                     $ 877.9   $ 940.3   $ 917.3  $1,030.3  $3,765.8  $1,007.4  $1,117.8  $1,192.5  $1,339.0  $4,656.7

Operating costs and
  expenses:
  Costs related to revenues         571.5     597.9     596.8     658.2   2,424.4     628.4     683.6     713.2     803.9   2,829.0
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
    Gross profit                    306.4     342.4     320.5     372.0   1,341.4     379.1     434.2     479.3     535.1   1,827.7
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
  Other costs and expenses          232.1     236.2     245.5     248.7     962.5     247.5     272.7     300.7     352.2   1,173.1
  Depreciation                       33.0      36.8      38.1      34.6     142.4      38.9      41.1      48.4      48.1     176.5
  Amortization of non-cash
    compensation                     12.9       8.8       8.4       8.3      38.3       8.3       6.9       6.5       9.2      30.9
  Amortization of non-cash
    distribution and marketing        8.0      10.6       7.1       9.0      34.7      11.0      10.1      10.4       9.9      41.4
  Amortization of other
    intangibles (non-cash)           59.6      61.9      60.7      66.7     248.9      58.4      60.2      64.5      64.7     247.7
  One time charges                    0.0      10.6      12.7       3.0      26.3       0.0      62.5      31.4       4.4      98.3
  HSN disengagement costs             0.0       0.0       0.0       4.1       4.1      11.5       6.2       4.6       9.3      31.7
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
    Total operating costs           345.6     364.8     372.4     374.4   1,457.2     375.6     459.7     466.6     497.7   1,799.6
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
    Operating income                (39.2)    (22.3)    (51.9)     (2.4)   (115.8)      3.5     (25.6)     12.8      37.3      28.1

Interest expense, net                21.9      19.3      23.0      20.2      84.5      (4.2)     26.2      28.0      28.1      78.1
Equity losses in affiliates
  and other                          (6.5)     (5.9)    (19.3)    (28.6)    (60.3)     12.3    (101.8)    (18.2)     24.5     (83.2)
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
                                     15.4      13.4       3.8      (8.4)     24.2       8.0     (75.6)      9.9      52.6      (5.1)
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
Earnings before income
  taxes and minority interest       (23.8)     (8.9)    (48.1)    (10.8)    (91.7)     11.5    (101.2)     22.6      90.0      23.0

Income tax expense                  (15.9)     (6.1)     (3.3)     (5.0)    (30.2)    (15.2)    (13.0)    (37.5)     58.3      (7.4)
Minority interest                     5.0       1.2       2.3      (5.4)      3.2      (8.1)    (11.2)    (15.6)    (15.0)    (50.0)
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
Net earnings/(loss) from
  continuing operations             (34.6)    (13.8)    (49.1)    (21.1)   (118.6)    (11.8)   (125.4)    (30.5)    133.3     (34.4)
                                  =======   =======   =======  ========  ========  ========  ========  ========  ========  ========
Preferred dividend                   (3.3)     (3.3)     (3.3)     (3.3)    (13.1)     (3.3)     (3.3)     (3.3)     (3.3)    (13.1)
Impact of dilutive
  securities                          0.0       0.0       0.0       0.0       0.0      (2.0)     (2.0)     (1.1)     (1.5)     (6.2)
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
Net earnings available to
  common shareholders             $ (37.9)  $ (17.1)  $ (52.4) $  (24.4) $ (131.7) $  (17.1) $ (130.6) $  (34.9) $  128.5  $  (53.7)
                                  =======   =======   =======  ========  ========  ========  ========  ========  ========  ========
Adjusted Net Income
  Calculation:
  Net income before preferred
    dividend                        (34.6)    (13.8)    (49.1)    (21.1)   (118.6)    (11.8)   (125.4)    (30.5)    133.3     (34.4)
  After tax and minority
    interest impact of
    non-recurring items               0.0       7.6      14.7      12.2      34.5       0.0     139.0      47.0     (80.6)    105.4
  Preferred dividends                (3.3)     (3.3)     (3.3)     (3.3)    (13.1)     (3.3)     (3.3)     (3.3)      0.0     (13.1)
  Equity income from 5.44%
    common interest in VUE            0.0       0.0       0.0       0.0       0.0       0.0       0.0       2.7      (8.8)     (6.1)
  Amortization of non-cash
    items                            71.7      70.6      66.2      69.5     278.0      64.7      64.2      68.8      68.7     266.4
  Less: related tax and
    minority interest               (12.3)    (22.1)    (14.5)     (9.2)    (58.2)    (19.8)    (22.5)    (19.6)    (21.0)    (82.4)
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
  Adjusted Net Income                21.5      39.0      13.9      48.1     122.6      29.8      52.0      65.2      91.6     235.9
                                  =======   =======   =======  ========  ========  ========  ========  ========  ========  ========

Weighted average basic shares       476.5     480.1     482.8     483.5     480.5     487.5     492.5     493.9     494.8     492.4
Dilutive impact of options,
  warrants and restricted stock       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0      23.5       0.0
Impact of conversion of
  preferred shares                    0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0      19.4       0.0
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
Weighted average diluted shares     476.5     480.1     482.8     483.5     480.5     487.5     492.5     493.9     537.8     492.4

Weighted average basic shares       476.5     480.1     482.8     483.5     480.5     487.5     492.5     493.9     494.8     492.4
Dilutive impact of restricted
  stock                               0.4       0.4       0.3       0.3       0.3       0.2       0.2       0.3       0.5       0.3
Dilutive impact of options and
  warrants                           27.5      29.4      26.3      23.1      30.8      29.4      27.0      21.1      23.5      25.8
Impact of conversion of
  preferred shares                    0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0      19.4       0.0
                                  -------   -------   -------  --------  --------  --------  --------  --------  --------  --------
Adjusted EPS shares outstanding     504.4     509.9     509.4     506.9     511.6     517.1     519.7     515.3     538.2     518.5


Basic earnings per share          $  (.08)  $  (.04)  $  (.11) $   (.05) $   (.27) $   (.03) $   (.26) $   (.07) $    .26  $   (.10)
Diluted earnings per share        $  (.08)  $  (.04)  $  (.11) $   (.05) $   (.27) $   (.03) $   (.27) $   (.07) $    .24  $   (.11)
Adjusted earnings per share       $   .04   $   .08   $   .03  $    .09  $    .24  $    .06  $    .10  $    .13  $    .17  $    .45

----------
(a) Data for 2001 and 2002 is pro forma for Expedia and Vivendi transactions and the exchange of Holdco shares by Liberty, which closed on February 4, 2002, May 7, 2002, and June 24, 2002, respectively.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS
$ IN MILLIONS

                        2000                          2001                                              2002
                       -------   -----------------------------------------------   ------------------------------------------------
                         YE        Q1        Q2        Q3        Q4        YE        Q1        Q2        Q3        Q4      YE 12/31
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
GROSS TRANSACTION
  VALUE ("GTV")

  Total GTV            $ 7,082   $ 2,167   $ 2,429   $ 2,135   $ 2,303   $ 9,033   $ 2,782   $ 3,256   $ 3,391   $ 3,475   $12,903

  Interactive GTV (a)  $ 4,722   $ 1,548   $ 1,792   $ 1,632   $ 1,768   $ 6,739   $ 2,218   $ 2,668   $ 2,839   $ 2,868   $10,593
    % of Total              67%       71%       74%       76%       77%       75%       80%       82%       84%       83%       82%

  Internet GTV (b)     $ 3,088   $ 1,148   $ 1,390   $ 1,232   $ 1,267   $ 5,038   $ 1,801   $ 2,225   $ 2,356   $ 2,295   $ 8,677
    % of Total              44%       53%       57%       58%       55%       56%       65%       68%       69%       66%       67%

  International GTV    $   800   $   254   $   289   $   252   $   291   $ 1,086   $   335   $   465   $   551   $   586   $ 1,937
    % of Total              11%       12%       12%       12%       13%       12%       12%       14%       16%       17%       15%


----------
(a) Interactive GTV is defined as GTV which was generated from the TV or PC from HSN, HSN.com, Ticketmaster.com, Hotels.com, Expedia, Match.com, TV Travel Shop and Interval.

(b) Internet GTV is defined as GTV which was generated online from HSN.com, Ticketmaster.com, Hotels.com, Expedia, Match.com and Interval.


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. PRO FORMA FOR EXPEDIA TRANSACTION.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS EXCEPT PER UNIT

                              2000                       2001                                         2002
                             ------   ------------------------------------------   ------------------------------------------
                               YE       Q1       Q2       Q3       Q4       YE       Q1       Q2       Q3       Q4       YE
                             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
HSN - U.S.

  Units shipped                35.2      8.6      9.0      9.5     11.4     38.5      9.6      9.3      9.1     10.8     38.7

  Gross profit %               34.9%    33.5%    34.5%    34.3%    33.9%    34.0%    35.5%    38.4%    38.1%    36.7%    37.1%

  Return rate                  19.6%    19.6%    19.6%    19.0%    17.9%    18.9%    19.0%    18.8%    18.5%    18.2%    18.6%

  Product mix:*
    Home & Licensing            N/A       37%      35%      36%      41%      38%      32%      28%      29%      35%      31%
    Home Fashions               N/A        4%       4%       5%       5%       4%       7%       6%       8%       7%       7%
    Jewelry                     N/A       26%      26%      25%      25%      25%      24%      26%      25%      24%      25%
    Health/Beauty               N/A       19%      22%      20%      17%      19%      24%      24%      23%      22%      23%
    Apparel/Accessories         N/A       14%      13%      14%      12%      13%      13%      16%      15%      12%      14%

  Average Price Point        $47.82   $50.06   $47.36   $46.13   $47.27   $47.63   $45.41   $44.18   $44.37   $47.54   $45.46

  HSN total homes
    (end of period)            77.1     80.2     81.1     82.8     83.0     83.0     74.9     77.1     77.8     78.8     78.8

  America's Store FTE's
    (end of period)             8.6      8.3     10.6     11.0     12.3     12.3     10.2     11.1      8.7      9.0      9.0

  HSN.com % of Sales              3%       5%       8%       8%      10%       8%      11%      11%      11%      13%      12%


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

* In Q1 2002, HSN reclassfied certain items in its product mix. As such, wellness, ingestibles, and fitness categories were moved out of the Home Goods category and into the Health & Beauty category. Product Mix for 1999 and 2000 assuming reclassification not available. Home Licensing includes electronics, computers, and other licensed homegoods.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS

                                  2000                       2001                                         2002
                                 ------   ------------------------------------------   ------------------------------------------
                                   YE       Q1       Q2       Q3       Q4       YE       Q1       Q2       Q3       Q4       YE
                                 ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TICKETING

  Number of tickets sold           83.0     23.6     23.6     19.3     20.3     86.8     23.9     24.3     22.8     24.1     95.1

  Gross value of tickets sold    $3,256   $  937   $1,016   $  788   $  870   $3,611   $  997   $1,144   $1,041   $1,106   $4,288

  Share of tickets sold online     24.5%    29.5%    33.2%    31.9%    33.9%    32.1%    37.8%    43.0%    40.8%    40.7%    40.6%



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS
IN THOUSANDS

                        2000                          2001                                              2002
                       -------   -----------------------------------------------   ------------------------------------------------
                         YE        Q1        Q2        Q3        Q4        YE        Q1        Q2        Q3        Q4        YE
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
MATCH.COM(a)

  Paid subscribers       156.9     189.5     216.6     252.7     382.2     382.2     527.7     604.2     653.2     724.8      724.8

  New registrations    1,135.6   1,054.5   1,059.5   1,216.0   2,304.0   5,634.3   2,911.7   3,284.5   3,422.5   3,379.7   12,998.5

  New subscriptions
    (first time only)    399.5     121.7     134.8     154.2     260.4     671.0     342.4     313.2     328.5     347.6    1,331.7

  Conversion rate
    (Reg to Subs)         35.2%     11.5%     12.7%     12.7%     11.3%     11.9%     11.8%      9.5%      9.6%     10.3%      10.2%



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on February 6, 2003.

(a) The operating metrics include the impact of Soulmates, acquired on April 12, 2002. The 2001 operating metrics do not include Soulmates.

USA INTERACTIVE
OPERATING METRICS


                           2000                       2001                                         2002
                          -------  -------------------------------------------  -------------------------------------------
                            YE       Q1       Q2       Q3       Q4       YE       Q1       Q2       Q3       Q4       YE
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
HOTELS.COM

  Hotel room nights
    sold (thousands)        2,433      799    1,030    1,227    1,187    4,243    1,408    1,883    2,320    2,227    7,838

Average Daily Rate        $131.70  $124.35  $129.65  $120.64  $115.00  $121.10  $115.70  $118.95  $115.88  $117.93  $117.17

  Affiliates
    (including TravelNow)  16,200   18,649   20,857   22,793   23,808   23,808   25,755   28,340   30,646   33,973   33,973

  Properties                2,600    3,084    3,374    3,890    4,567    4,567    6,058    6,467    6,571    7,723    7,723

  Cities served                97      135      146      171      178      178      218      243      285      325      325
    U.S.                      N/A      100      111      119      124      124      146      154      165      186      186
    International             N/A       35       35       52       54       54       72       89      120      139      139


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS
IN THOUSANDS

                                                     2000                                  2001
                                                    ------   ------------------------------------------------------------------
                                                      YE         Q1            Q2           Q3            Q4             YE
                                                    ------   ----------    ----------    ----------    ----------    ----------
EXPEDIA
(in thousands)

GROSS BOOKINGS

Total gross bookings (a)                            $1,793   $  674,000    $  802,000    $  723,000    $  704,000    $2,903,000

Agency gross bookings                                  N/A   $  579,000    $  644,000    $  559,000    $  540,000    $2,322,000
Merchant gross bookings (includes CCV)                 N/A   $   95,000    $  158,000    $  164,000    $  164,000    $  581,000
CCV gross bookings                                     N/A   $        0    $        0    $        0    $        0    $        0

International gross bookings                           N/A   $   40,000    $   44,000    $   47,000    $   48,000    $  179,000
North America gross bookings                           N/A   $  634,000    $  758,000    $  675,000    $  656,000    $2,723,000

ADDITIONAL METRICS

Revenue from packages                                  N/A   $    3,649    $    6,365    $    9,408    $   11,573    $   30,995
Total room nights stayed                               N/A          752         1,102         1,270         1,522         4,646
Merchant room nights stayed                            N/A          494           729           970         1,178         3,371
Merchant hotel average daily rate (excludes CCV)       N/A   $      117    $      122    $      119    $      109           N/A

CUSTOMERS

Average monthly Media Metrix reach (b)                 N/A        6,969         7,502         9,410         9,238           N/A
Expedia.com conversion (c)                             N/A          5.7%          7.0%          5.5%          5.2%          N/A
Expedia new purchasing customers (d)                 1,769          671           904           918           870         3,363
Expedia cumulative purchasing customers (e)          2,932        3,603         4,507         5,424         6,294         6,294
Expedia quarterly unique purchasing customers (f)    2,741        1,007         1,336         1,393         1,383         5,119


                                                                                 2002
                                                  ------------------------------------------------------------------
                                                      Q1           Q2             Q3            Q4            YE
                                                  ----------    ----------    ----------    ----------    ----------
EXPEDIA
(in thousands)

GROSS BOOKINGS

Total gross bookings (a)                          $1,107,000    $1,335,000    $1,466,000    $1,380,000    $5,288,000

Agency gross bookings                             $  797,000    $  937,000    $1,042,000    $1,002,000    $3,778,000
Merchant gross bookings (includes CCV)            $  310,000    $  398,000    $  424,000    $  378,000    $1,510,000
CCV gross bookings                                $   18,000    $   82,000    $   67,000    $   42,000    $  209,000

International gross bookings                      $   85,000    $   94,000    $  138,000    $  123,000    $  440,000
North America gross bookings                      $1,022,000    $1,241,000    $1,328,000    $1,257,000    $4,848,000

ADDITIONAL METRICS

Revenue from packages                             $   25,456    $   41,527    $   49,881    $   46,912    $  163,776
Total room nights stayed                               2,042         2,627         3,207         3,168        11,044
Merchant room nights stayed                            1,644         2,077         2,602         2,522         8,845
Merchant hotel average daily rate (excludes CCV)  $      118    $      120    $      114    $      119           N/A
                                                                                                       ..........
CUSTOMERS

Average monthly Media Metrix reach (b)                11,242        12,161        12,615        11,392           N/A
Expedia.com conversion (c)                               5.8%          6.3%          6.7%          6.8%          N/A
Expedia new purchasing customers (d)                   1,316         1,529         1,693         1,528         6,066
Expedia cumulative purchasing customers (e)            7,610         9,139        10,832        12,360        12,360
Expedia quarterly unique purchasing customers (f)      1,874         2,217         2,492         2,225         8,808

----------
(a) Gross bookings represents the total value of travel booked through the Expedia, WWTE sites, Classic Custom Vacations and Metropolitan Travel since acquisition.

(b) Average monthly Media Metrix reach represents the unduplicated reach for the Expedia sites.

(c) Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.

(d) Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.

(e) Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.

(f) Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS


                                                           2001
                               -------------------------------------------------------------
                                  Q1           Q2           Q3           Q4           YE
                               ---------    ---------    ---------    ---------    ---------
INTERVAL

Active members                 1,232,675    1,260,904    1,292,688    1,318,093    1,318,093

Total exchange confirmations     200,777      166,489      154,565      148,988      670,818

% of Exchanges online                0.0%         1.8%         2.8%         3.3%         1.8%


                                                           2002
                               -------------------------------------------------------------
                                  Q1           Q2            Q3          Q4           YE
                               ---------    ---------    ---------    ---------    ---------
INTERVAL

Active members                 1,359,146    1,433,390    1,470,582    1,499,668    1,499,668

Total exchange confirmations     220,079      180,731      166,771      151,021      718,602

% of Exchanges online                5.7%         5.8%         6.5%         7.6%         6.3%


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. PRO FORMA FOR USA'S ACQUISITION OF INTERVAL.

As filed with the Securities and Exchange Commission on February 6, 2003.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS

CAPITALIZATION

  Ticker (NASDAQ)                                             USAI

                                                     As of 1/17/03
                                                     -------------
  Shares Outstanding (millions) (a):
  USA Common Stock                                        431
  USA Class B                                              65
                                                      -------
       Total Shares Outstanding                           496

  Estimated dilutive options and warrants
    (treasury method)                                      24
                                                      -------
  Fully diluted shares                                    520
                                                      =======

  Market Capitalization:
  Outstanding equity capitalization                   $11,355
  Fully diluted equity capitalization                 $11,914

                                                 As of 12/31/02 (b)
                                                 ------------------

  Attributable Cash (c)                               $ 3,446
  Securities in VUE (d)                                 2,203
  Debt and Preferred Stock                             (1,892)
                                                      -------
  Net Attributable Cash and Securities                $ 3,757
                                                      =======


----------
(a) Fully diluted shares includes treasury method options and warrants and other dilutive securities, and includes Vivendi's remaining 56.6 million shares that may be delivered to USA in connection with USA's Series B preferred interest in VUE.

(b) Pro forma for Ticketmaster merger, which closed on 1/17/03. Please see USA Q4 earnings release filed February 6, 2003 for reconciliation to balance sheet values.

(c) Includes attributable cash from USA's public subsidiaries, based on the Q4 weighted average of USA's fully diluted, treasury method ownership in public subsidiaries, which was 66% for Hotels.com and 55% for Expedia. Excludes cash due to clients at Ticketmaster. Consolidated cash is $3.1 billion as of January 17, 2003.

(d)  Includes securities issued to USA in the Vivendi transaction, as follows:
     Class A and Class B preferred interests and 5.4% common interest in Vivendi Universal Entertainment ("VUE") at balance sheet carrying values, less the estimated present value of taxes on the VUE securities related to USA's gain on the Vivendi transaction.

                                   Absolute                        % of Fully
                                    Shares      % of Shares      Diluted Shares
                                    Owned       Outstanding          (QTD)
                                   --------     -----------      --------------
     Hotels.com (NASDAQ: ROOM)       39.0           67%               66%
     Expedia (NASDAQ: EXPE)          35.4           60%               55%


ESTIMATED OPERATING METRICS
FOR 2002 (ROUNDED)

     Primary Consumer web sites                              34
     Active/registered customers (a)                 25 million
     Customer names in database (a)                  90 million

     Customer inbound telephone minutes             800 million
     Customer inbound telephone calls               150 million
     Orders processed                               110 million
     Items Shipped                                   45 million


     In-house merchants                                     150
     Merchandise SKUs                                    68,000
     Telephone operator positions                        12,000
     Ticketing outlets                                    3,500
     Fulfillment center square feet                 2.4 million


     (a)  Assumes 25% duplication across USA brands.

REVENUE MIX

      Revenue sources (Q4 '02):
        Merchandise                                         42%
        Travel                                              36%
        Ticketing                                           12%
        Teleservices                                         6%
        Personals                                            3%
        Other                                                1%
                                                        -------
          Total                                            100%
                                                        =======


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on February 6, 2003.